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                                  Exhibit 5(c)

(PRUDENTIAL FINANCIAL LOGO)

PRUCO LIFE INSURANCE COMPANY,                      STRATEGIC PARTNERS(SM) SELECT
a Prudential Financial company                      VARIABLE ANNUITY APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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                     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco
                     Life Insurance Company, a Prudential company.

1  CONTRACT          Contract number (if any) __________________________
   OWNER
   INFORMATION       [ ] Individual   [ ] Corporation   [ ] UGMA/UTMA   [ ] Other

                     TRUST: [ ] Grantor   [ ] Revocable   [ ] Irrevocable         TRUST DATE   _____   ___   ____
                                                                                               month   day   year

                     Name of owner (first, middle initial, last name)
                     _____________________________________________________________________________________________
                     Street                                                                                  Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of

                        [ ] Male        [ ] Resident alien     ___________________________________________________

                     If a corporation or trust is indicated above, please check the following as it applies.

                     [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under
                                                                   IRS Code 72(u)

2  JOINT             Name of joint owner (first, middle initial, last name)
   OWNER             _____________________________________________________________________________________________
   INFORMATION       Street (Leave address blank if same as owner.)                                          Apt.
   (if any)          _____________________________________________________________________________________   _____
   Do not            City                                             State       ZIP code
   complete if       ______________________________________________   _________   ______________ - _______________
   you are           Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   opening           __________________________   ________   ________   ________  _________   _________ - ________
   an IRA.
                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

3  ANNUITANT         This section must be completed only if the annuitant is not the owner or if the owner is a
   INFORMATION       trust or a corporation.
   (if different
   than the          Name of annuitant (first, middle initial, last name)
   owner)            _____________________________________________________________________________________________
                     Street (Leave address blank if same as owner.)                                          Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________
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Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014

ORD 99681                                                    ORD99681 Ed. 3/2006
                                                SP SELECT Kit order no: ORD01019


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4  CO-ANNUITANT      Name of co-annuitant (first, middle initial, last name)
   INFORMATION       _____________________________________________________________________________________________
   (if any)
   Do not            Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
   complete if you   __________________________   ________   ________   ________  _________   _________ - ________
   are opening
   an IRA.           A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ]  Male       [ ] Resident alien     ___________________________________________________

5  BENEFICIARY       [X] PRIMARY CLASS
   INFORMATION
   (Please add       Name of beneficiary (first, middle initial, last name) If trust, include name of trust and
   additional        trustee's name.
   beneficiaries     _____________________________________________________________________________________________
   in section 15.)
                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to annuitant   ___________________________________________

                     CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

                     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                     _____________________________________________________________________________________________

                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to annuitant   ___________________________________________

6  TYPE OF           PLAN TYPE. Check only one:
   PLAN AND
   SOURCE OF         [ ] Non-qualified [ ] Traditional IRA [ ] Roth IRA/Custodial [ ] Custodial Account(PSI only)
   FUNDS             _____________________________________________________________________________________________
   (minimum of
   $10,000)          SOURCE OF FUNDS. Check all that apply:

                     [ ] Total amount of the check(s) included with this
                         application. (Make checks payable to Prudential.)       $______ , ______ , ______ . _____

                     [ ] IRA Rollover                                            $______ , ______ , ______ . _____

                     If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                     $____, ________ . ________   Year __________   $____ , ________ . ________   Year ___________

                     [ ] 1035 Exchange (non-qualified only), estimated amount:   $______ , ______ , ______ . _____

                     [ ] IRA Transfer (qualified), estimated amount:             $______ , ______ , ______ . _____

                     [ ] Direct Rollover (qualified), estimated amount:          $______ , ______ , ______ . _____

                     [ ] Roth Conversion IRA, establishment date:*                         ______  ______  _______
                                                                                           month   day     year

                     *    This is the date you originally converted from a traditional IRA to a Roth Coversion
                          IRA. (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

                     A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT
                     WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.



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ORD 99681                                                             Ed. 3/2006


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7  PURCHASE          Please write in the percentage of your payment that you want to allocate to the following
   PAYMENT           options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
   ALLOCATION(S)     BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

                                                OPTION
INTEREST RATE OPTIONS                            CODES    %
---------------------                           ------   ---
1 Year Fixed-Rate Option                        1YRFXD
7 Year Market Value Adjustment Option(1)        7YRMVA

VARIABLE INVESTMENT OPTIONS
Prudential Equity Portfolio                     STOCK
Prudential Global Portfolio                     GLEQ
Prudential Jennison Portfolio                   GROWTH
Prudential Money Market Portfolio               MMKT
Prudential Stock Index Portfolio                STIX
Prudential Value Portfolio                      HIDV
SP AIM Core Equity Portfolio                    AIMCEP
SP T. Rowe Price Large-Cap
Growth Portfolio                                LARCP
SP Davis Value Portfolio                        VALUE
SP LSV International Value Portfolio            DEUEQ
SP Small Cap Growth                             VIFSG
SP William Blair International Growth           JENIN
SP Mid Cap Growth Portfolio                     MFSMC
SP PIMCO High Yield Portfolio                   HIHLD
SP PIMCO Total Return Portfolio                 RETRN
SP Prudential U.S. Emerging Growth Portfolio    EMRGW
SP Small-Cap Value                              SMDVL
SP Strategic Partners Focus Growth Portfolio    STRPR
Janus Aspen Series Large Cap
Growth Portfolio                                JANSR
AST Advanced Strategies Portfolio               AS196
AST AllianceBernstein Growth & Income           AS149
AST American Century Income & Growth            AS152
AST American Century Strategic Balanced         AS153
AST Cohen & Steers Realty                       AS155
AST Global Allocation Portfolio                 AS157
AST DeAM Large Cap Value Portfolio              AS159
AST DeAM Small Cap Growth Portfolio             AS160
AST DeAM Small Cap Value Portfolio              AS161
AST Federated Aggressive Growth                 AS163
AST First Trust Balanced Target Portfolio       AS194
AST First Trust Capital Appreciation
Target Portfolio                                AS195
AST Mid-Cap Value                               AS164
AST Goldman Sachs Concentrated Growth           AS166
AST High Yield Bond                             AS162
AST Goldman Sachs Mid Cap Growth                AS167
AST Large-Cap Value                             AS169
AST JP Morgan International Equity              AS186
AST Lord Abbett Bond Debenture                  AS170
AST Neuberger Berman Mid Cap Growth             AS174
AST Neuberger Berman Mid Cap Value              AS175
AST Marsico Capital Growth                      AS171
AST MFS Growth                                  AS172
AST MFS Global Equity                           AS185
AST PIMCO Limited Maturity Bond                 AS177
AST AllianceBernstein Core Value                AS179
AST AllianceBernstein Managed Index 500         AS180
AST Small Cap Value                             AS165
AST T. Rowe Price Asset Allocation              AS182
AST T. Rowe Price Global Bond                   AS187
AST T. Rowe Price Natural Resources             AS181
AST Aggressive Asset Allocation Portfolio       AS189
AST Capital Growth Asset Allocation Portfolio   AS190
AST Balanced Asset Allocation Portfolio         AS191
AST Conservative Asset Allocation Portfolio     AS192
AST Preservation Asset Allocation Portfolio     AS193
Gartmore GVIT Developing Markets                ME204
                                                         ---
TOTAL                                                    100%
                                                         ===
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(1)  The 7 Year Market Value Adjustment option is not available in Oregon or
     Washington.

ORD 99681                                                             Ed. 3/2006


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8  DOLLAR COST       [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as
   AVERAGING             indicated below.
   PROGRAM
                         TRANSFER FROM: (You cannot transfer from the 7 Year Market Value Adjustment Option.)

                         Option code: _______________ $_________ , _________ , _________ . _________ OR _________%

                         TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                         The total of the two columns must equal 100 percent.

                         OPTION CODE   PERCENT   OPTION CODE   PERCENT

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                         ___________   _______%  ___________   _______%

                     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging
                     (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus.

9  AUTO-             [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio
   REBALANCING           mix automatically adjusted as allocated in section 7 under my variable investment options.

                         Adjust my portfolio: [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                         Please specify the start date if different than the contract date:  _____   ___   ____
                                                                                             month   day   year

10 TELEPHONE         We will accept your transfers and reallocations over the telephone. Please indicate below if
   TRANSFERS         you wish to extend authority as follows.

                     [ ] I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered Investment Advisor.

11 AGGREGATION       [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company
   (non-qualified        this calendar year.
   annuities only)
                     Contract number __________

12 REPLACEMENT       THIS SECTION MUST BE COMPLETED.
   (Please enter
   additional        Will the proposed annuity contract replace any existing insurance policy(ies) or annuity
   comments in       contract(s)?
   section 15.)
                     [ ] Yes   [ ] No

                     If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                     Company name
                     _____________________________________________________________________________________________

                     Policy or contract number   Year of issue (mo., day, year)   Name of plan (if applicable)
                     _________________________   ______________________________   ____________________________

                     THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.

                     Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                     [ ] Yes   [ ] No
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ORD 99681                                                             Ed. 3/2006


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13 SIGNATURE(S)      If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative can make or change a contract or waive any of the rights.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1)
                     understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2)
                     acknowledge receipt of the current prospectus for this contract and the variable investment options.

                     FOR NORTH CAROLINA RESIDENTS: Suitability

                     1.  Did you receive a current prospectus for this annuity?                    [ ] Yes  [ ] No

                     2.  Do you believe the annuity meets your financial objectives and
                         anticipated future financial needs?                                       [ ] Yes  [ ] No

                     [ ]  If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                     [ ]  If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                     [ ]  Check here to request a Statement of Additional Information.

                     Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                     CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                     COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
                     Division of Insurance within the Department of Regulatory Agencies.

                     NEWMEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR
                     THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner is satisfied with the required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.
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                                                                     (continued)

ORD 99681                                                             Ed. 3/2006


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13 SIGNATURE(S)      OWNER'S TAX CERTIFICATION
(continued)

                     Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ]
                     HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                        OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                     We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                     I hereby certify that all the information contained in this application is complete and true to the best of my knowldege.


                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Joint owner's signature (if applicable) and date                          month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Annuitant's signature (if applicable) and date                            month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Co-annuitant's signature (if applicable) and date                         month   day   year


                     ------------------------------------------------------------------------
                     Signed at (city, state)
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ORD 99681                                                             Ed. 3/2006


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14 REPRESENTATIVE'S  This application is submitted in the belief that the purchase of this contract is appropriate
   SIGNATURE(S)      for the applicant based on the information provided and as reviewed with the applicant.
                     Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


                     __________________________________________________________________   ________________________
                     Representative's name (Please print)                                 Rep's contract/FA number


                     X_________________________________________________________________   _____   ___   ____
                      Representative's signature and date                                 month   day   year


                     __________________________________________________________________   ________________________
                     Second representative's name (Please print)                          Rep's contract/FA number

                     X_________________________________________________________________   _____   ___   ____
                      Second representative's signature and date                          month   day   year

                     __________________________________________________________________   ______ ______ - ________
                     Branch/field office name and code                                    Representative's
                                                                                          telephone number

15 ADDITIONAL
   REMARKS           _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     _____________________________________________________________________________________________

                     STANDARD PRUDENTIAL ANNUITY SERVICE CENTER        OVERNIGHT PRUDENTIAL ANNUITY SERVICE CENTER
                     MAIL TO: PO BOX 7960                              MAIL TO: 2101 WELSH ROAD
                              PHILADELPHIA, PA 19176                            DRESHER, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888)
                     778-2888, Monday through Thursday between 8:00 a.m. and 7:00 p.m. and on Friday between 8:00
                     a.m. and 6:00 p.m. Eastern time.
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ORD 99681                                                             Ed. 3/2006


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